                                                                   EXHIBIT 99.2

    RESEARCH GENETICS, INCORPORATED

    Financial Statements
    As of December 31, 1999 and 1998
    Together with Report of Independent Public Accountants

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Invitrogen Corporation:

We have audited the accompanying balance sheets of Research Genetics, Incorporated, an Alabama corporation, as of December 31, 1999 and 1998, and the related statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Research Genetics, Incorporated as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.




                                               ARTHUR ANDERSEN LLP

Birmingham, Alabama
February 3, 2000

RESEARCH GENETICS, INC.

Balance Sheets  - December 31, 1999 and 1998


                                     ASSETS

                                                                                     1999                  1998
                                                                                 ------------          ------------
Current assets:
   Cash                                                                          $      1,443          $     13,185
   Accounts receivable, net of allowance for doubtful accounts of
     $400,000 and $350,000, respectively                                            4,308,776             2,728,952
   Inventory                                                                        2,146,208               572,941
   Prepaid and other assets                                                           207,318               139,202
   Deferred income taxes                                                              344,511               289,562
   Note receivable                                                                    183,000                   -
                                                                                 ------------          ------------
              Total current assets                                                  7,191,256             3,743,842
                                                                                 ------------          ------------
Property and equipment, net                                                        12,909,695             8,770,317
                                                                                 ------------          ------------
Other assets:
   Deposits and other                                                                 210,314               604,171
   Intangibles, net                                                                   820,311               271,943
   Note receivable                                                                       -                  183,000
                                                                                 ------------          ------------
              Total other assets                                                    1,030,625             1,059,114
                                                                                 ------------          ------------
Total assets                                                                     $ 21,131,576          $ 13,573,273
                                                                                 ============          ============

                                   (continued)

RESEARCH GENETICS, INC.

Balance Sheets  - December 31, 1999 and 1998

(continued)


                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                     1999                 1998
                                                                                 ------------          ------------
Current liabilities:
   Lines of credit                                                               $  1,349,563          $    190,000
   Accounts payable                                                                 1,950,164             1,346,279
   Accrued expenses                                                                   456,854               252,734
   Income tax payable                                                                 600,468               199,959
   Current portion of industrial development bonds                                    255,000               240,000
   Current portion of notes payable                                                 3,975,815               562,347
                                                                                 ------------          ------------
              Total current liabilities                                             8,587,864             2,791,319
                                                                                 ------------          ------------
Other liabilities:
   Deferred income taxes                                                              438,737               322,435
   Notes payable, net of current portion                                            3,909,825             4,037,130
   Industrial development bonds, net of current portion                             2,625,000             2,880,000
                                                                                 ------------          ------------
              Total other liabilities                                               6,973,562             7,239,565
                                                                                 ------------          ------------
              Total liabilities                                                    15,561,426            10,030,884
                                                                                 ------------          ------------

Shareholders' equity:

   Common stock, $.10 par, 100,000 shares authorized, 50,000
      issued and outstanding                                                            5,000                 5,000
   Additional paid-in capital                                                       1,800,180             1,719,515
   Retained earnings                                                                3,764,970             1,817,874
                                                                                 ------------          ------------
              Total shareholders' equity                                            5,570,150             3,542,389
                                                                                 ------------          ------------
Total liabilities and shareholders' equity                                       $ 21,131,576          $ 13,573,273
                                                                                 ============          ============

RESEARCH GENETICS, INC.

Statements of Income
For the Years Ended December 31, 1999 and 1998



                                                                                      1999                   1998
                                                                                  -----------           -----------
Sales, net                                                                        $24,580,843           $17,006,280

     Cost of sales                                                                  9,674,271             7,282,954
                                                                                  -----------           -----------
Gross profit                                                                       14,906,572             9,723,326

     Selling expenses                                                               2,335,024             1,812,571

     Research and development expenses                                              5,010,812             2,635,309

     Operating expenses                                                             3,473,525             3,005,939
                                                                                  -----------           -----------
Income from operations                                                              4,087,211             2,269,507

     Other (expense) income:

       Interest and other income                                                         (139)              258,829
       Interest expense                                                              (446,600)             (455,521)
       Loss on investment                                                                   -              (205,000)
                                                                                  -----------           -----------
       Total other expense                                                           (446,739)             (401,692)
                                                                                  -----------           -----------
Income before taxes                                                                 3,640,472             1,867,815

     Provision for income taxes                                                     1,245,896               578,695
                                                                                  -----------           -----------
Net income                                                                        $ 2,394,576           $ 1,289,120
                                                                                  ===========           ===========

RESEARCH GENETICS, INC.

Statements of Shareholders' Equity
For the Years Ended December 31, 1999 and 1998



                                                       Common Stock                Additional
                                                    ------------------               Paid-in            Retained
                                                   Shares          Amount            Capital            Earnings        Total
                                                   ------          ------            -------            --------        -----
Balance, December 31, 1997                        50,000           $5,000         $ 1,514,515          $1,186,084       $2,705,599

   Contribution                                      -                -               205,000                 -            205,000
   Dividends paid                                    -                -                   -              (657,330)        (657,330)
   Net income                                        -                -                   -             1,289,120        1,289,120
                                                  ------           ------          ----------          ----------       ----------
Balance, December 31, 1998                        50,000            5,000           1,719,515           1,817,874        3,542,389

   Contributions                                     -                -                80,665                 -             80,665
   Dividends paid                                    -                -                   -              (447,480)        (447,480)
   Net income                                        -                -                   -             2,394,576        2,394,576
                                                  ------           ------          ----------          ----------       ----------
Balance, December 31, 1999                        50,000           $5,000          $1,800,180          $3,764,970       $5,570,150
                                                  ======           ======          ==========          ==========       ==========

RESEARCH GENETICS, INC.

Statements of Cash Flows
For the Years Ended December 31, 1999 and 1998


                                                                                          1999                  1998
                                                                                       -----------           -----------
Cash flows from operating activities:
   Net income                                                                         $  2,394,576           $ 1,289,120
   Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                                     1,746,499             1,270,459
       Gains on sales of property and equipment                                             (3,649)               (4,287)
   Changes in:
       Accounts receivable                                                              (1,579,824)             (482,130)
       Inventory                                                                        (1,573,267)             (265,287)
       Prepaid and other assets                                                            (68,116)              (48,517)
       Deferred income taxes                                                               (54,949)             (149,602)
       Deposits and other                                                                  393,857              (351,493)
       Accounts payable                                                                    603,885               784,832
       Accrued expenses                                                                    204,120                70,887
       Income tax payable                                                                  400,509                27,221
       Deferred tax liability                                                              116,302                76,610
                                                                                       -----------           -----------
              Net cash provided by operating activities                                  2,579,943             2,217,813
                                                                                       -----------           -----------
Cash flows from investing activities:
   Property and equipment purchased                                                     (5,669,509)           (3,040,827)
   Proceeds from sales of property and equipment                                            44,868                90,718
   Purchase of intangibles                                                                (805,955)             (349,630)
                                                                                       -----------           -----------
              Net cash used by investing activities                                     (6,430,596)           (3,299,739)
                                                                                       -----------           -----------
Cash flows from financing activities:
   Dividends paid                                                                         (447,480)             (657,330)
   Capital contribution                                                                     80,665               205,000
   Bond payments                                                                          (240,000)             (225,000)
   Proceeds from notes payable                                                           3,782,440             3,408,165
   Principal payments on notes payable                                                    (496,277)           (1,267,779)
   Proceeds from lines of credit                                                        12,250,663             9,865,556
   Payments on lines of credit                                                         (11,091,100)          (10,249,350)
                                                                                       -----------           -----------
              Net cash provided by financing activities                                  3,838,911             1,079,262
                                                                                       -----------           -----------
Net decrease in cash balance                                                               (11,742)               (2,664)

Beginning cash balance                                                                      13,185                15,849
                                                                                       -----------           -----------
Ending cash balance                                                                   $      1,443          $     13,185
                                                                                      ============           ===========

RESEARCH GENETICS, INC.

Notes to Financial Statements
December 31, 1999 and 1998

1.     BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BUSINESS ACTIVITY

       Research Genetics, Incorporated (the "Company") was incorporated in the state of Alabama on June 1, 1994. The Company operates in one business segment which develops, manufactures and sells products designed to facilitate molecular biology research. The Company sells its products to researchers at universities, corporations, and research institutions throughout North America, the Pacific Rim and Europe.

       CONCENTRATIONS OF CUSTOMERS RISK

       Substantially all of the Company's revenues during the years ended December 31, 1999 and 1998, were derived from university and research institutions which management believes are, to some degree, directly or indirectly supported by the U.S. Government. A change in current research fundings, particularly with respect to the National Institutes of Health and the National Cancer Institute, may have an adverse impact on the Company's future results of operations.

       REVENUE RECOGNITION

       Revenues from product sales are recognized upon shipment to the customer. The Company generally does not receive material upfront fees; those that are received are deferred and recognized when products are shipped to the customer or when services are rendered. Grant revenue is recorded as earned, as defined within the specific agreements and is not refundable. Grant revenue was $8,216 and $58,505 in 1999 and 1998, respectively. Cost of grant revenue is included in research and development. Royalty revenue is recognized when earned, generally upon the receipt of cash, and is not refundable.

       CASH AND CASH EQUIVALENTS

       The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents at December 31, 1999 and 1998 consist primarily of funds held by an FDIC insured financial institution.

       INVENTORIES

       Inventories are stated at lower of cost (first-in, first-out method) or market. The Company reviews the components of its inventory on a quarterly basis for excess, obsolete and impaired inventory and makes appropriate dispositions as obsolete stock is identified.

       PROPERTY AND EQUIPMENT

       Property and equipment is stated at cost and depreciated over the estimated useful lives of the assets (3 to 39 years) using the straight-line method. Amortization of leasehold improvements is computed on the straight-line method over the shorter of the lease term or the estimated useful lives of the assets. Maintenance and repairs are charged to operations as incurred. When assets are sold, or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

       INTANGIBLES

       Intangibles consist of genome libraries. The Company amortizes these genome libraries on a straight line basis over three years.

       LONG-LIVED ASSETS

       The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets". The statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The Company periodically re-evaluates the original assumptions and rationale utilized in the establishment of the carrying value and estimated lives of its long-lived assets. The criteria used for these evaluations include management's estimate of the asset's continuing ability to generate income from operations and positive cash flow in future periods as well as the strategic significance of any intangible asset in the Company's business objectives.

       RESEARCH AND DEVELOPMENT COSTS

       All research and development costs are charged to operations as incurred.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The carrying amounts of all receivables, payables and accrued balances approximate fair value due to the short-term nature of such instruments. The carrying amount of the line of credit approximates fair value due to the floating rate on such instruments. The carrying value of long-term debt with fixed payment terms approximates fair value.

       INCOME TAXES

       The Company uses the liability method of accounting for income taxes in accordance with Statement of Financial Statement Accounting Standards No. 109, "Accounting for Income Taxes". Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       RECENT ACCOUNTING PRONOUNCEMENTS

       In December, 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements". This SAB summarizes the SEC's view in applying generally accepted accounting principles to revenue recognition in financial statements. This SAB is effective for all registrants during the first quarter of fiscal 2000. Management has reviewed the impact of SAB 101 on the Company's financial statements, and does not believe that its adoption will have a material impact on the Company's financial statements.

2.     RELATED PARTY TRANSACTIONS

       Related party transactions consist of minor pass-through arrangements with various start-up biotech companies in which the Company's chief executive officer and majority shareholder holds a nominal equity interest.

3.     INVENTORIES

       Inventories include material, labor and overhead costs, and consist of the following at December 31, 1999 and 1998:



                                                                 1999                1998
                                                               --------            -------
              Raw materials and components                   $  557,097            $177,294
              Work in process                                   225,580              98,547
              Finished goods                                  1,363,531             297,100
                                                             ----------            --------
                                                             $2,146,208            $572,941
                                                             ==========            ========

4.       PROPERTY AND EQUIPMENT

       Property and equipment consist of the following at December 31, 1999 and 1998:


                                                                           1999                 1998
                                                                       ------------         -----------
              Land                                                    $   5,406,865         $ 1,891,350
              Building                                                    3,278,264           3,126,655
              Machinery and equipment                                     9,012,866           8,009,733
              Leasehold improvements                                      1,166,805             548,692
                                                                       ------------         -----------
                                                                         18,864,800          13,576,430
              Accumulated depreciation and amortization                  (5,955,105)         (4,806,113)
                                                                       ------------         -----------
                                                                       $ 12,909,695         $ 8,770,317
                                                                       ============         ===========


5.     NOTES RECEIVABLE

       The Company holds two notes receivable totaling $108,000 and $75,000 as of December 31, 1999 and 1998, respectively. The promissory notes originated in 1996, are unsecured, bear annual interest of eight percent and are due in full in September 2000.

6.     RETIREMENT PLAN

       The Company has a 401(k) profit sharing plan that covers all employees who meet the minimum participation requirements. For those employees participating, annual compensation may be deferred up to the maximum prescribed by the Internal Revenue Code. The Company contributes an amount equal to 50% of the first 5% of the participating employee's pre-tax contribution. Matching contributions for the year ended December 31, 1999 and 1998 were $91,010 and $71,217, respectively.

7.     LINES OF CREDIT AND NOTES PAYABLE


                                                                                                   December 31,        December 31,
                                                                                                       1999               1998
                                                                                                   -----------         ------------
       SouthTrust Bank,  $1,000,000 line of credit  available,  payable
       June 2000, plus interest at a fixed  rate of 7.25%.  The line of credit  note is  collateralized  by a  Security  Agreement covered
       by property and equipment.                                                                  $   958,785         $   543,115

       SouthTrust Bank,  $1,500,000 line of credit available,  payable
       January 1999, plus interest at the  bank's  base  rate,  7.75%.  The line of  credit  note is  collateralized  by a  Security Agreement
       covered by equipment, inventory and accounts receivable.                                        380,000             190,000

       SouthTrust Bank, $1,000,000 line of credit available, payable February
       2000, plus interest at the bank's base rate, 8.1%. The line of credit note is collateralized by a Security Agreement covered by equipment,
       inventory and accounts receivable.                                                              794,979                -

       SouthTrust  Bank, note payable in monthly  installments of $15,800 through June 1999 including interest at 7.75%,  collateralized  by a
       General Security  Agreement  covered by machinery and equipment.                                  -                 121,836

       SouthTrust  Bank,  note  payable  in  monthly  installments  of $9,282 through  October  2008 including interest at 7.75%, collateralized by a
       General Security Agreement covered by land.                                                   1,538,637           1,457,488

       SouthTrust Bank, note payable in March 2000 including  interest at 7.5%,
       collateralized  by a General Security Agreement covered by land.                              3,500,000                -


                                                                                                    December 31,     December 31,
                                                                                                        1999             1998
                                                                                                   ------------      ------------
       SBA & SouthTrust  Bank,  note  payable in monthly  installments  of $2,250 through May 2002 including interest at 7.75%, collateralized by mortgage on building,  machinery and equipment A life  insurance policy  of $200,000  is
       also pledged as security                                                                         92,768             111,665

       SouthTrust Bank, note payable in monthly installments of $11,465 through
       June 2003 including interest of 8.5%, collateralized by a General Security
       Agreement covered by machinery and equipment                                                    418,394             515,341

       SouthTrust Bank, note payable in monthly installments of $10,578 through
       June 2004 including interest of 8.75%, collateralized by equipment                              469,532             550,860

       SouthTrust Bank, note payable in monthly installments of $18,929 through October 2005 including  interest of 7.0%. The note is  collateralized
       by a Security  Agreement  covered by property and equipment                                   1,082,108           1,226,847

       Perkin-Elmer,  note payable in monthly  installments of $6,511 through
       December 1999 including interest at 11.6%, collateralized by equipment                             -                 55,860

       IKON  Capital  Resource,  note  payable in monthly  installments  of $503
       through  March 1999 including interest at 18.2%, collateralized by equipment                       -                  1,465

       Note Payable to an individual due January 2002, interest at 9.6% payable
       monthly, unsecured                                                                                 -                 15,000
                                                                                                   -----------         -----------
                                                                                                     9,235,203           4,789,477

       Less Current Portion of Lines of Credit and Notes Payable                                    (5,325,378)           (752,347)
                                                                                                   -----------         -----------
       Long-Term Portion of Lines of Credit and Notes Payable                                      $ 3,909,825         $ 4,037,130
                                                                                                   ===========         ===========

       The long-term portion of the lines of credit and notes payable mature as follows:


             YEAR ENDED DECEMBER 31,
             ----------------------
                      2000                                $5,325,378
                      2001                                   695,825
                      2002                                   743,459
                      2003                                   729,073
                      2004                                   541,752
                   Thereafter                              1,199,716
                                                          ----------
                                                          $9,235,203
                                                          ==========

       Substantially all of the Company's accounts receivable, inventory, property and equipment are pledged as security on the above notes.

       The above notes contain various financial covenants. As of December 31, 1999 and 1998, the Company was in compliance with its various financial covenants.

8.     BONDS PAYABLE

       The Company has an outstanding loan agreement with the State Industrial Development Authority, a public corporation of the State of Alabama, for the repayment of certain Variable Rate Industrial Development Revenue Bonds issued for the benefit of the Company. The note securing the loan agreement bears interest at a rate which varies weekly with prevailing market conditions. Interest is payable monthly and principal is due annually on January 1. The principal amount of the bonds was $2,880,000 at December 31, 1999.

       In addition, the Company has a reimbursement agreement with SouthTrust Bank which provides a letter of credit related to the above mentioned bonds. The amount of such letter of credit was $2,625,000 at December 31,

       1999. The Company pays an annual fee of 1.25% of the outstanding letter of credit. The credit agreement provides for certain financial covenants to be met through the year 2000. This letter of credit is personally guaranteed by the Company's majority stockholder. The Company also pays an annual remarketing fee equal to 0.12% of the outstanding bond principal balance.

       Improvements and equipment acquired with the bond proceeds become the property of the Industrial Development Board of the City of Huntsville. The Company has entered into a lease arrangement with the Board whereby the property is leased for one dollar per year through January 1, 2008. The Company has an option to purchase the property from the Board for one hundred dollars.

       The bonds mature as follows:


                  YEAR ENDED DECEMBER 31
                  ----------------------
                            2000                           $   255,000
                            2001                               270,000
                            2002                               280,000
                            2003                               295,000
                            2004                               310,000
                       Thereafter                            1,470,000
                                                           -----------
                                                           $ 2,880,000
                                                           ===========

9.     INCOME TAXES

       Significant components of the Company's deferred tax assets and liabilities are as follows at December 31, 1999 and 1998:

                                                                              1999               1998
                                                                           ---------          ---------
           Deferred tax assets:
              Various accruals                                             $  93,000          $  68,000
              Bad debt reserve and other reserves                            160,000            141,000
              Other                                                           92,000             81,000
                                                                           ---------          ---------
           Total deferred tax assets                                         345,000            290,000

           Deferred tax liabilities:
              Depreciation and amortization                                 (439,000)          (322,000)
                                                                           ---------          ---------
           Net deferred tax liability                                      $ (94,000)         $ (32,000)
                                                                           =========          =========

       The provision for income taxes is based on results of operations, reduced by the available research and development credit and state tax credit, and consists of the following for the years ended December 31, 1999 and 1998:


                                                                            1999               1998
                                                                         -----------         --------
           Current:
              Federal                                                    $ 1,177,000         $454,000
              State                                                          131,000           51,000
                                                                         -----------         --------
           Total current provision                                         1,308,000          505,000

           Deferred:
              Federal                                                        (56,000)          68,000
              State                                                           (6,000)           6,000
                                                                         -----------         --------
           Total deferred provision                                          (62,000)          74,000
                                                                         -----------         --------
           Total provision                                               $ 1,246,000         $579,000
                                                                         ===========         ========

       The provision for income taxes differs from the amount computed by applying the federal statutory rate to the Company's income before the provision for income taxes as follows for the years ended December 31, 1999 and 1998:


                                                                             1999               1998
                                                                         -------------      ------------
              Federal tax provision at statutory rate                     $ 1,238,000       $  635,000
              State tax, net of federal benefit                               120,000           62,000
              Research and development and other credits                     (132,000)        (132,000)
              Other                                                            20,000           14,000
                                                                          -----------       ----------
              Provision for income taxes                                  $ 1,246,000       $  579,000
                                                                          ===========       ==========

10.    COMMITMENTS AND CONTINGENCIES

       The Company is at times subject to pending and threatened legal actions that arise out of the normal course of business. In the opinion of management, based in part on the advise of legal counsel, the ultimate disposition of these matters will not have a material adverse effect on the financial position or results of operations of the Company.

11.    SUBSEQUENT EVENT

       On February 2, 2000, the Company was acquired by Invitrogen Corporation in exchange for 3,200,000 shares of Invitrogen common stock.